AMENDMENT NO. 1
                        TO THE THIRD AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                              OF PRIME RETAIL, L.P.

     This AMENDMENT NO. 1 (this "Amendment") to the Third Amended and Restated Agreement of Limited Partnership of Prime Retail, L.P. dated as of October 1, 1998 and effective as of June 15, 1998 (the "Limited Partnership Agreement") is made as of the 28th day of September, 1999 by Prime Retail, Inc., a Maryland corporation ("Prime Retail"), as general partner of Prime Retail, L.P., a Delaware Limited Partnership (the "Operating Partnership"). Capitalized terms not defined herein shall have the meanings ascribed to such terms in the Limited Partnership Agreement.

                              W I T N E S S E T H:

     WHEREAS, Prime Retail, as general partner of the Operating Partnership, desires to reduce the time period applicable to the exercise by limited partners of the Operating Partnership ("Limited Partners") holding common units in the Operating Partnership ("Common Units") of their exchange rights;

     WHEREAS, on September 28, 1999, a majority of the independent directors of Prime Retail signed a written consent approving the reduction of the time period applicable to the exercise of a Limited Partner's exchange rights with respect to Common Units to five (5) business days after the delivery of written notice from the Limited Partner to Prime Retail;

     WHEREAS, pursuant to Section 14.7(d) of the Limited Partnership Agreement, Prime Retail, Inc., as general partner of the Operating Partnership, hereby consents to the proposed reduction in the time period for the exercise of exchanges of Common Units and to the related amendment of Exhibit C to the Limited Partnership Agreement as set forth below.

     NOW, THEREFORE, for and in consideration of the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Prime Retail, Inc., as general partner of the Operating Partnership, hereby consents and agrees as follows:

     1. Amendment. Exhibit C of the Limited Partnership Agreement is hereby deleted in its entirety and the Exhibit C attached hereto is hereby inserted in its place.

     2. Miscellaneous.

     a.  Counterparts.   This  Amendment  may  be  executed  in  any  number  of
counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument.

     b. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) OF THE STATE OF DELAWARE.

     c. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

     d. Successors and Assigns. This Amendment shall be binding upon the Partnership, each of the Partners of the Partnership and their respective successors and assigns.

[SIGNATURE PAGE FOLLOWS]

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     IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

                                          PRIME RETAIL, INC., as General Partner

                                                By: /s/ C. Alan Schroeder
                                                    ----------------------
                                              Name: C. Alan Schroeder
                                             Title: Executive Vice President,
                                                    General Counsel and
                                                    Secretary